Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Insurance Portfolio
November 30, 2024
PRC-NPRT3-0125
1.810674.120
Common Stocks - 99.0%
	Shares	Value ($)
AUSTRALIA - 1.6%
Financials - 1.6%
Insurance - 1.6%
Steadfast Group Ltd	4,279,687	16,253,395
BERMUDA - 1.0%
Financials - 1.0%
Insurance - 1.0%
RenaissanceRe Holdings Ltd	37,300	10,673,395
HONG KONG - 2.5%
Financials - 2.5%
Insurance - 2.5%
AIA Group Ltd	3,326,800	25,049,473
UNITED STATES - 93.9%
Financials - 93.9%
Financial Services - 6.5%
Corebridge Financial Inc	1,076,400	34,843,068
Voya Financial Inc	382,500	31,747,500
		66,590,568
Insurance - 87.4%
Allstate Corp/The	182,200	37,786,458
American Financial Group Inc/OH	318,300	46,745,538
Aon PLC	211,800	82,928,172
Arch Capital Group Ltd	383,900	38,666,408
Arthur J Gallagher & Co	263,300	82,212,792
Chubb Ltd	380,905	109,978,701
Everest Group Ltd	31,800	12,324,408
Hanover Insurance Group Inc/The	160,000	26,401,600
Hartford Financial Services Group Inc/The	382,800	47,203,068
Marsh & McLennan Cos Inc	302,600	70,575,398
MetLife Inc	711,300	62,757,999
Primerica Inc	111,296	33,694,864
Progressive Corp/The	175,700	47,242,216
Reinsurance Group of America Inc	199,900	45,657,160
Selective Insurance Group Inc	214,300	21,877,887
The Travelers Companies, Inc.	284,700	75,741,588
Willis Towers Watson PLC	150,374	48,420,428
		890,214,685
TOTAL UNITED STATES		956,805,253
TOTAL COMMON STOCKS (Cost $720,023,860)		1,008,781,516

Money Market Funds - 0.6%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (a) (Cost $6,518,781)	4.64	6,517,478	6,518,781

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $726,542,641)	1,015,300,297
NET OTHER ASSETS (LIABILITIES) - 0.4%	4,493,758
NET ASSETS - 100.0%	1,019,794,055

Legend

(a)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	8,182,208	287,765,381	289,428,445	264,010	(363)	-	6,518,781	0.0%
Fidelity Securities Lending Cash Central Fund	-	65,637,644	65,637,644	5,593	-	-	-	0.0%
Total	8,182,208	353,403,025	355,066,089	269,603	(363)	-	6,518,781

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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